Exhibit 99.2


THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO NEWCO THAT SUCH REGISTRATION IS NOT REQUIRED.

                          SECURED CONVERTIBLE TERM NOTE

         FOR VALUE RECEIVED, each of RETURN ON INVESTMENT CORPORATION a Delaware corporation ("ROIE"), GO SOFTWARE, INC., a Georgia corporation ("GO SOFTWARE") and TECTONIC SOLUTIONS, INC., a Georgia corporation ("TECTONIC SOLUTIONS" and together with ROIE and GO Software, each a "BORROWER" and collectively the "BORROWERS") jointly and severally promises to pay to LAURUS MASTER FUND, LTD., c/o Ironshore Corporate Services Ltd., P.O. Box 1234 G.T., Queensgate House, South Church Street, Grand Cayman, Cayman Islands, Fax: 345-949-9877 (the "Holder") or its registered assigns or successors in interest, on order, the sum of Four Million Dollars ($4,000,000), together with any accrued and unpaid interest hereon, on January 9, 2008 (the "MATURITY DATE") if not sooner paid.

         Capitalized terms used herein without definition shall have the meanings ascribed to such terms in that certain Security Agreement dated as of the date hereof among Borrowers and the Holder (as amended, modified or supplemented from time to time, the "SECURITY AGREEMENT").

The following terms shall apply to this Note:

                                   ARTICLE I
                             INTEREST & AMORTIZATION

         1.1. Contract Rate. Subject to Article V and Section 6.7, interest payable on this Note shall accrue at a rate per annum equal to the "prime rate" published in The Wall Street Journal from time to time (the "PRIME Rate"), plus three percent (3%) (the "CONTRACT RATE"). The Prime Rate shall be increased or decreased as the case may be for each increase or decrease in the Prime Rate in an amount equal to such increase or decrease in the Prime Rate; each change to be effective as of the day of the change in such rate in accordance with the terms of the Security Agreement. Subject to Section 1.2, the Contract Rate shall not be less than seven percent (7%).

         1.2. Contract Rate Adjustments and Payments. The Contract Rate shall be calculated on the last business day of each month hereafter until the Maturity Date (each a "DETERMINATION DATE") and shall be subject to adjustment as set forth herein. If (i) ROIE shall have registered the resale of the shares of ROIE's common stock underlying each of the conversion of the Note, the Secured

Convertible   Term  Note  and  that  certain  warrant  issued  to  Holder  on  a registration statement declared effective by the Securities and Exchange Commission (the "SEC"), and (ii) the market price (the "MARKET PRICE") of the Common Stock as reported by Bloomberg, L.P. on the Principal Market (as defined below) for the five (5) trading days immediately preceding a Determination Date exceeds the then applicable Fixed Conversion Price by at least twenty five percent (25%), the Contract Rate for the succeeding calendar month shall automatically be reduced by 200 basis points (200 b.p.) (2.0%) for each incremental twenty five percent (25%) increase in the Market Price of the Common Stock above the then applicable Fixed Conversion Price. If (i) ROIE shall not have registered the resale of the shares of ROIE's common stock underlying the conversion of this Note, the Secured Convertible Term Note and that certain warrant issued to Holder on a registration statement declared effective by the SEC and which remains effective, and (ii) the Market Price of the Common Stock as reported by Bloomberg, L.P. on the principal market for the five (5) trading days immediately preceding a Determination Date exceeds the then applicable Fixed Conversion Price by at least twenty five percent (25%), the Contract Rate for the succeeding calendar month shall automatically be decreased by 100 basis points (100 b.p.) (1.0%) for each incremental twenty five percent (25%) increase in the Market Price of the Common Stock above the then applicable Fixed Conversion Price. Notwithstanding the foregoing (and anything to the contrary contained in herein), in no event shall the Contract Rate be less than zero percent (0%). Interest shall be (i) calculated on the basis of a 360 day year, and (ii) payable monthly, in arrears, commencing on February 1, 2005 and on the first business day of each consecutive calendar month thereafter until the Maturity Date (and on the Maturity Date), whether by acceleration or otherwise (each, a "CONTRACT RATE PAYMENT DATE").

         1.3. Minimum Monthly Principal Payments. Amortizing payments of the aggregate principal amount outstanding under this Note at any time (the "PRINCIPAL AMOUNT") shall begin on April 1, 2005 and shall recur on the first business day of each succeeding month thereafter until the Maturity Date (each, an "AMORTIZATION DATE"). Subject to Article 3 below, beginning on the first Amortization Date, ROIE shall make monthly payments to the Holder on each Contract Rate Payment Date, each in the amount of $121,212.12, together with any accrued and unpaid interest to date on such portion of the Principal Amount plus any and all other amounts which are then owing under this Note, the Security Agreement or any other Ancillary Agreement but have not been paid (collectively, the "MONTHLY AMOUNT"). Any Principal Amount that remains outstanding on the Maturity Date shall be due and payable on the Maturity Date.

                                   ARTICLE II
                              CONVERSION REPAYMENT

         2.1. (a) Payment of Monthly Amount in Cash or Common Stock. Each month by the fifth (5th) business day prior to each Amortization Date (the "NOTICE DATE"), the Holder shall deliver to ROIE a written notice in the form of Exhibit B attached hereto (each, a "REPAYMENT NOTICE") stating whether, according to the Conversion Criteria (as defined below), the Monthly Amount payable on the next Amortization Date shall be paid in cash or Common Stock, or a combination of both. If a Repayment Notice is not delivered by the Holder on or before the applicable Notice Date for such Amortization Date, then Borrowers shall pay the Monthly Amount due on such Amortization Date in cash. Any portion of the Monthly Amount paid in cash on an Amortization Date, shall be paid to the Holder in an amount equal to 102% of such amount. The number of such shares to be issued by ROIE to the Holder on such Amortization Date (in respect of such portion of the Monthly Amount converted into in shares of Common Stock pursuant to Section 2.1(b)), shall be the number determined by dividing (x) the portion of the Monthly Amount converted into shares of Common Stock, by (y) the then applicable Fixed Conversion Price.

         (b) Fixed Conversion Price. For purposes hereof, subject to Section 3.5 hereof, the "FIXED CONVERSION Price" means, an amount equal to $2.11 (which has been determined on the date of this Note as an amount equal to 103% of the average closing price of the Common Stock for the thirty (30) trading days immediately prior to the date of this Note, but not greater than 110% of the closing price on the trading day immediately prior to the date of this Note).

         (c) Monthly Amount Conversion Guidelines. Subject to Sections 2.1(a), 2.2, and 3.2 hereof, the Holder shall convert into shares of Common Stock all or a portion of the Monthly Amount due on each Amortization Date according to the following guidelines (the "CONVERSION CRITERIA"): (i) the average closing price of the Common Stock as reported by Bloomberg, L.P. on the Principal Market for the five (5) trading days immediately preceding such Amortization Date shall be greater than or equal to 110% of the Fixed Conversion Price and (ii) the amount of such conversion does not exceed twenty five percent (25%) of the aggregate dollar trading volume of the Common Stock for the twenty two (22) day trading period immediately preceding delivery of a Repayment Notice. If the Conversion Criteria are not met, the Holder shall convert only such part of the Monthly Amount that meets the Conversion Criteria. Any part of the Monthly Amount due on an Amortization Date that the Holder has not been able to convert into shares of Common Stock due to failure to meet the Conversion Criteria, shall be paid by the Borrowers in cash at the rate of 102% of the Monthly Amount otherwise due on such Amortization Date, within three (3) business days of the applicable Amortization Date.

         2.2. No Effective Registration. Notwithstanding anything to the contrary herein, the Holder shall not be required to accept shares of Common Stock as payment following a conversion by the Holder if there fails to exist an effective current Registration Statement (as defined in the Registration Rights Agreement) covering the resale of the shares of Common Stock to be issued, or if an Event of Default hereunder exists and is continuing, unless such requirement is otherwise waived in writing by the Holder in whole or in part at the Holder's option.

         2.3. Optional Redemption in Cash. The Borrowers will have the option of prepaying this Note ("OPTIONAL REDEMPTION") by paying to the Holder a sum of money equal to one hundred twenty percent (120%) of the principal amount of this Note together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to the Holder arising under this Note, the Security

Agreement, or any Ancillary Agreement (as defined in the Security Agreement) plus an early termination fee in an amount equal to five percent (5%) of the original principal amount of this Note if such Optional Redemption occurs prior to the first anniversary of the date hereof, four percent (4%) if such Optional Redemption occurs after the first anniversary but prior to the second anniversary  of the  date  hereof  and  three  percent  (3%)  if  such  Optional
Redemption occurs after the second anniversary of the date hereof (the "REDEMPTION AMOUNT") on the day written notice of redemption (the "NOTICE OF REDEMPTION") is given to the Holder. The Notice of Redemption shall specify the date for such Optional Redemption (the "REDEMPTION PAYMENT DATE") which date shall be seven (7) days after the date of the Notice of Redemption (the "REDEMPTION PERIOD"). A Notice of Redemption shall not be effective with respect to any portion of this Note for which the Holder has previously delivered a Notice of Conversion (defined below) pursuant to Section 3.1, or for conversions elected to be made by the Holder pursuant to Section 3.1 during the Redemption Period. The Redemption Amount shall be determined as if such Holder's conversion elections had been completed immediately prior to the date of the Notice of Redemption. On the Redemption Payment Date, the Redemption Amount (plus any additional interest and fees accruing on the Notes during the Redemption Period) must be irrevocably paid in full in immediately available funds to the Holder. In the event the Borrowers fail to pay the Redemption Amount on the Redemption Payment Date, then such Redemption Notice will be null and void.

                                  ARTICLE III
                           HOLDER'S CONVERSION RIGHTS

         3.1. Optional Conversion. Subject to the terms of this Article III, the Holder shall have the right, but not the obligation, at any time until the Maturity Date, or thereafter during an Event of Default (as defined in Article
IV), and, subject to the limitations set forth in Section 3.2 hereof, to convert all or any portion of the outstanding Principal Amount and/or accrued interest and fees due and payable into fully paid and nonassessable shares of the Common Stock at the Fixed Conversion Price. The shares of Common Stock to be issued upon such conversion are herein referred to as the "CONVERSION SHARES."

         3.2. Conversion Limitation. Notwithstanding anything contained herein to the contrary, the Holder shall not be entitled to convert pursuant to the terms of this Note an amount that would be convertible into that number of Conversion Shares which would exceed the difference between the number of shares of Common Stock beneficially owned by such Holder or issuable upon exercise of warrants held by such Holder and 4.99% of the outstanding shares of Common Stock of ROIE. Further, until the earlier to occur of (1) June 1, 2005 and (2) consummation of the GO Software Sale as defined in the Security Agreement of even date herewith, the Holder shall not be entitled to convert pursuant to the terms of this Note an amount that when aggregated with shares of Common Stock received by Holder pursuant to Article II, upon exercise of warrants held by Holder and upon the conversion of other convertible notes held by Holder would equal in the aggregate more than 5% of the outstanding shares of Common Stock of

ROIE. For the purposes of this Section 3.2, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Regulation 13d-3 thereunder. The Conversion Shares limitation described in the first sentence of this Section 3.2 shall automatically become null and void without any notice to any Borrower upon the occurrence and during the continuance beyond any applicable grace period of an Event of Default, or upon 75 days prior notice to ROIE.

         3.3. Mechanics of Holder's Conversion. In the event that the Holder elects to convert this Note into Common Stock, the Holder shall give notice of such election by delivering an executed and completed notice of conversion ("NOTICE OF CONVERSION") to ROIE and such Notice of Conversion shall provide a breakdown in reasonable detail of the Principal Amount, accrued interest and fees that are being converted. On each Conversion Date (as hereinafter defined) and in accordance with its Notice of Conversion, the Holder shall make the appropriate reduction to the Principal Amount, accrued interest and fees as entered in its records and shall provide written notice thereof to ROIE within two (2) business days after the Conversion Date. Each date on which a Notice of Conversion is delivered or telecopied to ROIE in accordance with the provisions hereof shall be deemed a Conversion Date (the "CONVERSION DATE"). A form of Notice of Conversion to be employed by the Holder is annexed hereto as Exhibit
A. Pursuant to the terms of the Notice of Conversion, ROIE will issue instructions to the transfer agent accompanied by an opinion of counsel within two (2) business days of the date of the delivery to ROIE of the Notice of Conversion and shall cause the transfer agent to transmit the certificates representing the Conversion Shares to the Holder by crediting the account of the Holder's designated broker with the Depository Trust Corporation ("DTC") through its Deposit Withdrawal Agent Commission ("DWAC") system within three (3) business days after receipt by ROIE of the Notice of Conversion (the "DELIVERY DATE"). In the case of the exercise of the conversion rights set forth herein the conversion privilege shall be deemed to have been exercised and the Conversion Shares issuable upon such conversion shall be deemed to have been issued upon the date of receipt by ROIE of the Notice of Conversion. The Holder shall be treated for all purposes as the record holder of such Common Stock, unless the Holder provides ROIE written instructions to the contrary.

         3.4. Late Payments. Each Borrower understands that a delay in the delivery of the shares of Common Stock in the form required pursuant to this Article beyond the Delivery Date could result in economic loss to the Holder. As compensation to the Holder for such loss, each Borrower agrees to jointly and severally pay late payments to the Holder for late issuance of such shares in the form required pursuant to this Article III upon conversion of the Note, in the amount equal to $500 per business day after the Delivery Date. Each Borrower shall pay any payments incurred under this Section in immediately available funds upon demand.

         3.5. Conversion Mechanics.

         (a) The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal and interest and fees to be converted, if any, by the then applicable Fixed Conversion Price. In the event of any conversions of outstanding principal amount under this Note in part pursuant to this Article III, such conversions shall be deemed to constitute conversions of outstanding principal amount applying to Monthly Amounts for the remaining Amortization Dates in chronological order.

         (b) The Fixed Conversion Price and number and kind of shares or other securities to be issued upon conversion determined pursuant to Section 2.1(b) shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

         A.   Reclassification,   etc.   If  ROIE   at  any   time   shall,   by
reclassification  or  otherwise,  change  the  Common  Stock  into the same or a different number of securities of any class or classes, this Note, as to the unpaid Principal Amount and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock outstanding immediately prior to such reclassification or other change.

         B. Stock Splits, Combinations and Dividends. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock or any preferred stock issued by ROIE in shares of Common Stock, the Fixed Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

         C. Share Issuances. Subject to the provisions of this Section 3.5, if ROIE shall at any time (after the date hereof) prior to the conversion or repayment in full of the Principal Amount issue any shares of Common Stock or securities convertible into Common Stock to a person other than the Holder (except (i) pursuant to Subsections A or B above; (ii) pursuant to options, warrants, or other obligations to issue shares outstanding on the date hereof as disclosed to Holder in writing; or (iii) pursuant to options that may be issued under any employee incentive stock option and/or any qualified stock option plan adopted by ROIE) for a consideration per share (the "Offer Price") less than the Fixed Conversion Price in effect at the time of such issuance, then the Fixed Conversion Price shall be immediately reset pursuant to the formula below. For purposes hereof, the issuance of any security of ROIE convertible into or exercisable or exchangeable for Common Stock for a consideration per share less than the then applicable Fixed Conversion Price, shall result in an adjustment to the Fixed Conversion Price as set forth below.

         If ROIE issues any additional shares of Common Stock for a consideration per share less than the then-applicable Fixed Conversion Price pursuant to this Section 3.5 then, and thereafter successively upon each such issue, the Fixed Conversion Price shall be adjusted by multiplying the then applicable Fixed Conversion Price by the following fraction:

                                     A + B
                     --------------------------------------
                         (A + B) + [((C - D) x B) / C]
                     --------------------------------------

             A =  Total amount of shares convertible pursuant to the Notes.

             B =  Actual shares sold in the offering

             C =  Fixed Conversion Price

             D =  Offering price

                  Such adjustment shall become effective immediately upon the earlier to occur of the date of issuance of such shares of Common Stock or the record date for the determination of stockholders entitled to receive the convertible securities, as the case may be. If all of the shares of Common Stock subject to such convertible securities have not been issued when such convertible securities expire, then the Fixed Conversion Price shall promptly be readjusted to the Fixed Conversion Price that would then be in effect had the adjustment upon the issuance of such convertible securities been made on the basis of the actual number of shares of Common Stock issued upon the exercise of such convertible securities. For the purpose of this paragraph (C), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of ROIE. ROIE will not issue any shares of Common Stock or rights, warrants, convertible or exchangeable securities in respect of shares of Common Stock held in the treasury of ROIE.

         D. Computation of Consideration. For purposes of any computation respecting consideration received pursuant to Subsection C above, the following shall apply:

                           (1) in the case of the  issuance  of shares of Common
Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by ROIE for any underwriting of the issue or otherwise in connection therewith;

                           (2) in the case of the  issuance  of shares of Common
Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of ROIE (irrespective of the accounting treatment thereof); and

                           (3)   upon   any   such   exercise,   the   aggregate
consideration received for such securities shall be deemed to be the consideration received by ROIE for the issuance of such securities plus the additional minimum consideration, if any, to be received by ROIE upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (a) and (b) of this Subsection (D)).

         3.6. Reservation of Shares. During the period the conversion right exists, ROIE will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the full conversion of this Note. ROIE represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. ROIE agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

         3.7. Registration Rights. The Holder has been granted registration rights with respect to the shares of Common Stock issuable upon conversion of this Note as more fully set forth in a Registration Rights Agreement dated as of the date hereof between ROIE and the Holder.

         3.8. Issuance of New Note. Upon any partial conversion of this Note, a new Note containing the same date and provisions of this Note shall, at the request of the Holder, be issued by the Borrowers to the Holder for the principal balance of this Note and interest which shall not have been converted or paid. Subject to the provisions of Article IV, the Borrowers will pay no costs, fees or any other consideration to the Holder for the production and issuance of a new Note.

                                   ARTICLE IV
                                EVENTS OF DEFAULT

         The occurrence of any of the following events set forth in Sections 4.1 through 4.9, inclusive, shall be an "EVENT OF DEFAULT":

         4.1. Failure to Pay Principal, Interest or other Fees. Any Borrower fails to pay when due any installment of principal, interest or other fees hereon or on any other promissory note issued pursuant to the Security Agreement.

         4.2. Breach of Covenant. Any Borrower breaches any covenant or other term or condition of this Note in any material respect and such breach, if subject to cure, continues for a period of twenty (20) days after the occurrence thereof.

         4.3. Breach of Representations and Warranties. Any representation or warranty of any Borrower or any of its Subsidiaries made herein, or the Security Agreement, or in any Ancillary Agreement shall be false or misleading in any material respect.

         4.4. Stop Trade. An SEC stop trade order or Principal Market trading suspension of the Common Stock shall be in effect for 5 consecutive days or 5 days during a period of 10 consecutive days, excluding in all cases a suspension of all trading on a Principal Market, provided that ROIE shall not have been able to cure such trading suspension within 30 days of the notice thereof or list the Common Stock on another Principal Market within 60 days of such notice. The "Principal Market" for the Common Stock shall include the NASD OTC Bulletin Board, NASDAQ SmallCap Market, NASDAQ National Market System, American Stock Exchange, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock), or any securities exchange or other securities market on which the Common Stock is then being listed or traded.

         4.5. Receiver or Trustee. Any Borrower or any of its Subsidiaries shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

         4.6. Judgments. Any money judgment, writ or similar final process shall be entered or filed against any Borrower or any of its Subsidiaries or any of their respective property or other assets for more than $100,000, and shall remain unvacated, unbonded or unstayed for a period of forty (40) days.

         4.7. Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against any Borrower or any of its Subsidiaries.

         4.8. Default Under Other Agreements. The occurrence of an Event of Default under and as defined in the Security Agreement or any Ancillary
Agreement   or  any  event  of  default  (or  similar   term)  under  any  other
indebtedness.

         4.9. Failure to Deliver Common Stock or Replacement Note. ROIE's failure to timely deliver Common Stock to the Holder pursuant to and in the form required by this Note and the Security Agreement, if such failure to timely deliver Common Stock shall not be cured within two (2) days. If any Borrower is required to issue a replacement Note to Holder and such Borrower shall fail to deliver such replacement Note within seven (7) Business Days.

                                   ARTICLE V
                           DEFAULT RELATED PROVISIONS

         5.1. Default Interest Rate. Following the occurrence and during the continuance of an Event of Default, interest on this Note shall automatically be increased by two percent (2%) per month, and all outstanding Obligations, including unpaid interest, shall continue to accrue interest from the date of such Event of Default at such interest rate applicable to such Obligations until such Event of Default is cured or waived.

         5.2.  Conversion  Privileges.  The  conversion  privileges set forth in
Article III shall remain in full force and effect immediately from the date hereof and until this Note is paid in full.

         5.3. Cumulative Remedies. The remedies under this Note shall be cumulative.

         5.4. Default Payment. If an Event of Default occurs and is continuing beyond any applicable grace period, the Holder, at its option, may elect, in addition to all rights and remedies of Holder under the Security Agreement and the Ancillary Agreements and all obligations of each Borrower under the Security Agreement and the Ancillary Agreements, to require the Borrowers to make a Default Payment ("DEFAULT PAYMENT"). The Default Payment shall be 120% of the outstanding principal amount of the Note, plus accrued but unpaid interest, all other fees then remaining unpaid, and all other amounts payable hereunder. The Default Payment shall be applied first to any fees due and payable to Holder pursuant to the Notes or the Ancillary Agreements, then to accrued and unpaid interest due on the Notes and then to outstanding principal balance of the Notes.

         5.5. Default Payment Date. The Default Payment shall be due and payable immediately on the date that the Holder has exercised its rights pursuant to
Section 5.4 ("DEFAULT PAYMENT DATE").

                                   ARTICLE VI
                                  MISCELLANEOUS

         6.1. Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         6.2. Notices. Any notice herein required or permitted to be given shall be in writing and provided in accordance with the terms of the Security Agreement.

         6.3. Amendment Provision. The term "NOTE" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, and any successor instrument as it may be amended or supplemented.

         6.4. Assignability. This Note shall be binding upon each Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder in accordance with the requirements of the Security Agreement.

         6.5. Cost of Collection. If default is made in the payment of this Note, each Borrower shall jointly and severally pay the Holder hereof reasonable costs of collection, including reasonable attorneys' fees.

         6.6. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Each party hereto and the individual signing this Note on behalf of each Borrower agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against any Borrower in any other jurisdiction to collect on such Borrower's obligations to Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court order in favor of Holder.

         6.7. Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by Borrowers to the Holder and thus refunded to the Borrowers.

         6.8. Security Interest and Guarantee. The Holder has been granted a security interest (i) in certain assets of the Borrowers as more fully described in the Security Agreement and (ii) pursuant to the Stock Pledge Agreement dated as of the date hereof.

         6.9. Construction. Each party acknowledges that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.


       [Balance of page intentionally left blank; signature page follows.]

         IN WITNESS WHEREOF, each Borrower has caused this Secured Convertible Term Note to be signed in its name effective as of this 10th day of January, 2005.


                                               RETURN ON INVESTMENT CORPORATION


                                               By:
                                                   --------------------------
                                                   Name:
                                                   Title:


WITNESS:

---------------------------


                                               GO SOFTWARE, INC.


                                               By:
                                                   --------------------------
                                                   Name:
                                                   Title:


WITNESS:

---------------------------


                                               TECTONIC SOLUTIONS, INC.


                                               By:
                                                   --------------------------
                                                   Name:
                                                   Title:


WITNESS:

---------------------------

                                    EXHIBIT A

                              NOTICE OF CONVERSION

    (To be executed by the Holder in order to convert all or part of the Note into Common Stock)

[Name and Address of Holder]



The undersigned hereby converts $_________ of the principal due on [specify applicable Amortization Date] under the Convertible Term Note issued by RETURN ON INVESTMENT CORPORATION ("ROIE"), GO SOFTWARE, INC. and TECTONIC SOLUTIONS, INC. dated January __, 2005 by delivery of shares of Common Stock of ROIE on and subject to the conditions set forth in Article III of such Note.


1.    Date of Conversion       _______________________

2.    Shares To Be Delivered:  _______________________



                                               --------------------------------


                                               By:
                                                   ----------------------------
                                               Name:
                                                     --------------------------
                                               Title:
                                                      -------------------------

                                    EXHIBIT B

                                CONVERSION NOTICE

       (To be executed by the Holder in order to convert all or part of a
                        Monthly Amount into Common Stock)

[Name and Address of Holder]



The undersigned hereby converts $_________ of the Monthly Amount due on [specify applicable Amortization Date] under the Convertible Term Note issued by RETURN ON INVESTMENT CORPORATION ("ROIE"), GO SOFTWARE, INC. and TECTONIC SOLUTIONS, INC. dated January __, 2005 by delivery of shares of Common Stock of ROIE on and subject to the conditions set forth in Article III of such Note.



1.   Fixed Conversion Price:  $_______________________

2.   Amount to be paid:       $_______________________

3.   Shares To Be Delivered (2 divided by 1): __________________

4.   Cash payment to be made by Borrowers:    $_________________



Date: ____________                             --------------------------------


                                               By:
                                                   ----------------------------
                                               Name:
                                                     --------------------------
                                               Title:
                                                      -------------------------